Intangibles (Impairment) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
Dec. 31, 2013
Impairment of Intangible Assets (Excluding Goodwill) [Abstract]
Impaired Intangible Asset, Description	transfer station permit
Impaired Intangible Asset, Facts and Circumstances Leading to Impairment	During the year, the Company requested the revocation of a transfer station permit in Canada and its request was approved by the Ontario Ministry of the Environment. In conjunction with the revocation, the transfer station permit recorded to intangible assets was immediately impaired.
Impaired Intangible Asset, Income Statement Classification	amortization expense
Impaired Intangible Asset, Segment Classification	Canada
Impairment of Intangible Assets, Finite-lived	$ 4,074